UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 7, 2011

Endurance Specialty Holdings Ltd.
(Exact name of registrant as specified in its charter)

Bermuda	1-31599	98-0392908
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Wellesley House, 90 Pitts Bay Road, Pembroke HM 08, Bermuda
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (441) 278-0440

Not Applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

On October 7, 2011, Endurance Specialty Holdings Ltd. issued a press release reporting its initial estimates of third quarter catastrophe losses. The press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

In accordance with general instruction B.2 of Form 8-K, the information in this Item 7.01 of this Current Report on Form 8-K, including the exhibit, furnished pursuant to Item 7.01 shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

99.1	Press Release, dated October 7, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: October 7, 2011

	By:	/s/ John V. Del Col
	Name:	John V. Del Col
	Title:	General Counsel & Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, dated October 7, 2011